UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: January 10, 2012

(Date of earliest event reported)

KODIAK OIL & GAS CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32920

Yukon Territory	N/A
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1625 Broadway, Suite 250

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(303) 592-8075

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 10, 2012, Kodiak Oil & Gas Corp. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of the acquisition of certain oil and gas properties from North Plains Energy, LLC, a Delaware limited liability company, and Mercuria Bakken, LLC, a Delaware limited liability company. This amendment to the Initial Form 8-K amends and supplements Items 9.01 (a) and (b) of the Initial Form 8-K to provide the required financial statements and pro forma financial information that were not filed with the Initial Form 8-K and that are permitted to be filed by this amendment.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The statements of operating revenues and direct operating expenses of the properties acquired by Kodiak Oil & Gas Corp. in January 2012, for the years ended December 31, 2011 and 2010, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma consolidated balance sheet as of December 31, 2011 reflecting the properties acquired by Kodiak Oil & Gas Corp. in January 2012, and the unaudited pro forma consolidated statement of operations for the year ended December 31, 2011 reflecting the properties acquired by Kodiak Oil & Gas Corp. in October 2011 and January 2012, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

These unaudited pro forma consolidated financial statements are not necessarily indicative of the financial position or results of operations that would have occurred had the acquisition been effected on the assumed dates. Additionally, future results may vary significantly from the results reflected in the unaudited pro forma consolidated statement of operations due to normal production declines, changes in prices, future transactions, the exclusion of various operating expenses and other factors.

(d) Exhibits.

Exhibit 23.1	Consent of Hein & Associates LLP

Exhibit 23.2	Consent of Netherland Sewell & Associates, Inc.

Exhibit 99.1	Statements of operating revenues and direct operating expenses of the properties acquired by Kodiak Oil & Gas Corp. in January 2012, for the years ended December 31, 2011 and 2010.

Exhibit 99.2

Unaudited pro forma consolidated balance sheet as of December 31, 2011 reflecting the properties acquired by Kodiak Oil & Gas Corp. in January 2012, and the unaudited pro forma consolidated statement of operations for the year ended December 31, 2011 reflecting the properties acquired by Kodiak Oil & Gas Corp. in October 2011 and January 2012.

Exhibit 99.3	Reserve Estimate Report of Netherland Sewell & Associates, Inc. (related to the properties acquired by the Company in January 2012).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KODIAK OIL & GAS CORP.

By:	/s/ James P. Henderson
James P. Henderson
Chief Financial Officer

Date: March 26, 2012

EXHIBIT INDEX

(d) Exhibits.

Exhibit 23.1	Consent of Hein & Associates LLP

Exhibit 23.2	Consent of Netherland Sewell & Associates, Inc.

Exhibit 99.1	Statements of operating revenues and direct operating expenses of the properties acquired by Kodiak Oil & Gas Corp. in January 2012, for the years ended December 31, 2011 and 2010.

Exhibit 99.2

Unaudited pro forma consolidated balance sheet as of December 31, 2011 reflecting the properties acquired by Kodiak Oil & Gas Corp. in January 2012, and the unaudited pro forma consolidated statement of operations for the year ended December 31, 2011 reflecting the properties acquired by Kodiak Oil & Gas Corp. in October 2011 and January 2012.

Exhibit 99.3	Reserve Estimate Report of Netherland Sewell & Associates, Inc. (related to the properties acquired by the Company in January 2012).